1Q 2024 Earnings Presentation May 9, 2024

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic, or any future similar pandemic or health epidemic; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 1, 2024, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA means net (loss) income before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) gain on deconsolidation of subsidiaries, (vii) loss on divestitures, (viii) equity-based compensation of Karman Topco L.P., (ix) changes in fair value of warrant liability, (x) stock based compensation expense, (xi) fair value adjustments of contingent consideration related to acquisitions, (xii) acquisition and divestiture related expenses,  (xiii) costs associated with COVID-19, net of benefits received, (xiv) EBITDA for economic interests in investments, (xv) reorganization expenses, (xvi) litigation expenses (recovery), (xvii) recovery from and costs associated with the Take 5 Matter and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA by Segment means, with respect to the applicable operating segment, operating income from continuing operations plus operating income from discontinued operations before (i) depreciation, (ii) impairment of goodwill and indefinite-lived assets, (iii) gain on deconsolidation of subsidiaries, (iv) (gain) loss on divestitures, (v) equity-based compensation of Karman Topco L.P., (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) fair value adjustments of contingent consideration related to acquisitions, (ix) acquisition and divestitures related expenses, (x) costs associated with COVID-19, net of benefits received, (xi) EBITDA for economic interests in investments, (xii) reorganization expenses, (xiii) litigation expenses, (xiv) costs associated with (recovery from) the Take 5 Matter and (xv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable operating segment, operating income from continuing operations plus operating income from discontinued operations means adjusting net (loss) income to exclude (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) gain on deconsolidation of subsidiaries, (vii) loss on divestitures, (viii) equity-based compensation of Karman Topco L.P., (ix) changes in fair value of warrant liability, (x) stock based compensation expense, (xi) fair value adjustments of contingent consideration related to acquisitions, (xii) acquisition and divestiture related expenses,  (xiii) costs associated with COVID-19, net of benefits received, (xiv) EBITDA for economic interests in investments, (xv) reorganization expenses, (xvi) litigation expenses (recovery), (xvii) recovery from and costs associated with the Take 5 Matter and (xviii) other adjustments that management believes are helpful in evaluating our operating performance, and then dividing this figure by total revenues and revenues excluding pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, sample, retailer fees and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash paid for income taxes; (ii) cash paid for acquisition and divestiture related expenses; (iii) cash paid for reorganization expenses; (iv) cash paid for costs associated with COVID-19, net of benefits received; (v) net effect of foreign currency fluctuations on cash; (vi) cash paid for costs associated with the Take 5 Matter; and (vii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Note: Unless otherwise stated, the consolidated financial results reported in this presentation reflects the results of continuing and discontinued operations.

Branded Services Retailer Services Experiential Services Provides end-to-end services for retailers, including construction finishing and assembly; space planning and category management; in-store merchandising; private brand strategy, development and marketing; and omni-channel retail media, promotion and analytics Serves as a strategic extension of consumer-packaged goods companies’ sales and marketing teams. Services include sales, business intelligence, business process management, and supply chain; product innovation; and brand-driven omni-channel marketing and e-commerce solutions to get brands onto shelves and into shoppers’ hands Brings brands to life with customized sampling, demonstration services, member experiences, and live events, converting shoppers into buyers wherever they shop, in-store and online

1Q 2024: In-line with Expectations

- **Met expectations despite market softness and higher-than-planned costs**
  - Reported revenues, excluding pass-through costs, was $771M (-14% vs. 1Q'23, and ~+1% excluding divestitures, FX, and pass-through costs)
  - Adj. EBITDA of $79M (-14% vs. 1Q'23); Margin was 10.2% as a percent of revenues excluding pass-through costs
  - Adjusted unlevered FCF of $39M, or 50% of Adj. EBITDA
  - Improved results in March (improved results appear to be continuing in April)

- **Growth acceleration plan expected to enhance value creation**
  - Simplification to align capabilities with economic buyers
    - Branded Services: Divestiture of Adlucent in May 2024
  - IT Transformation underway to enhance capabilities and improve operating efficiencies
  - Transformation creates opportunities for greater cost management discipline

- **Disciplined and opportunistic capital allocation strategy to maximize returns for equity holders**
  - Repriced First Lien Term Loan to SOFR + 425 bps from + 450 bps
  - Repurchased $51M of senior secured notes at favorable discounts to par (net leverage of 4.2x as of 3/31/2024)
  - Repurchased ~3M shares for ~$12M in 1Q'24 and ~2M shares for ~$8M in April pursuant with Advantage's stock repurchase program

- **Macroeconomic environment remains mixed**
  - Wage inflation due to tight labor market remained a headwind; Price realization did not fully cover inflationary pressures
  - Persistently high cost of living stressing a growing number of consumers

Reaffirm 2024 Guidance[1]

Consolidated Revenues and Adjusted EBITDA are expected to grow low single-digits

(1) 2023 comparable excludes divestitures completed in 2023-2024 YTD (including foodservice and Adlucent)

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Macro Trends Continue to Favor Advantage

Adaptation

Retailers are focused on private brands (adding new items, facings and displays)

Promotions remain a top strategy for retailers, followed by a focus on digital programs

~40% of retailers will be increasing online fulfillment labor

Retailer Services

Persistent Inflation

~50% of manufacturers expect to increase trade dollars, discount depth and frequency of promotion

Manufacturers are focused on displays to highlight lower prices and generate new sales at regular price.

~50% of manufacturers experimented with different pack sizes; ~25% downsized at same price point; ~20% plan to do this in next 12 months

Branded Services

Food-at-Home

Food-away-from-home pricing continues to significantly outpace food-at-home

Manufacturers believe online, mass, and club will drive volume

Foot traffic for retail up ~2% (Feb & March) while down ~2% in restaurants

Experiential Services

Shoppers

A growing number of financially strained consumers

Grocery gaining households looking for value and eating more at home

Private label is winning overall as a value driver for retailers

Consumer Staples Focused Company

Source: Upcoming Second Quarter 2024 Outlook survey of 100 retailers and CPG manufacturers, Circana, Cleveland Research, USDA, and Baron's

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Uniquely Positioned at Intersection of… CPG Manufacturers Physical Retail National Brand Retailers E-Commerce Private Brand

Enduring Client and Customer Relationships Average relationship duration is >15 years with ~95% retention over time (top 100 clients) A leading global personal care product company returned to Branded Services Branded Services and Retailer Services signed a multi-million-dollar agreement with a well-known leader in the fruit juice industry Branded Services expanded services for a long-standing client in center-store frozen packaged goods Experiential Services renewed 2 major big box retailers 1Q’24 Activity

Investments to Enhance Commercial Capabilities Genpact collaboration uses generative AI to deliver new and innovative business process optimization solutions Creating Advantage’s AI Core Competency Center, to weave AI into areas that benefits the business Collaboration with a retail technology company for real-time inventory tracking at retail; co-developing solutions for faster, smarter decisions about what is happening on the shelf

Performance Met Expectations Despite Soft Market Conditions and Higher Costs $ in millions. Y/Y growth Revenues $ in millions. Y/Y growth Full-year guidance contemplated lower 1Q year-over-year results due to planned investments, internal reorganization activities, tough prior-year comparison, and planned client exits Industry softness particularly impacted Branded Services Better than expected expansion in Experiential Services demo and sampling activity along with solid performance from Retailer Services Persistent high wage inflation due to tight labor markets remained a headwind; price realization did not fully cover wage inflation Improved results in March (improved results appear to be continuing in April) (10)% (14)% $906 $1,012 1Q’24 Performance Drivers TOTAL ADVANTAGE (1) Excludes the impact of foreign exchange rates, acquisitions and divestitures, and pass-through costs in revenues Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding Adjusted EBITDA % margin excl pass-through costs +1%(1)

Soft Market Conditions and Higher Costs Impacted Performance $ in millions. Y/Y growth Revenues $ in millions. Y/Y growth New client wins demonstrate continued demand for Advantage’s scale and expertise Market softness drove a decline in client orders Timing to complete the planned transition of two client relationships resulted in greater-than-expected cost absorption Heavy investments required to implement strategic initiatives % margin excl pass-through costs 1Q’24 Performance Drivers Adjusted EBITDA (28)% $364 $508 (32)% BRANDED SERVICES (3)%(1) (1) Excludes the impact of foreign exchange rates, acquisitions and divestitures, and pass-through costs in revenues Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding

Outperformance Due To Increased Activity and Strong Execution

EXPERIENTIAL SERVICES

Revenues

$ in millions.

Y/Y growth



+20%
+21%(1)
$313
$ 85
$ 228
$260
$ 69
$ 191
Pass-Through Costs
Revenues
Q1'24
Q1'23

Adjusted EBITDA

$ in millions.

Y/Y growth

% margin excl pass-through costs



+150%
$ 17
7.5%
$ 7
3.6%
Q1'24
Q1'23

1Q’24 Performance Drivers

- Increased activity as event count reached ~88% of 2019 pre-pandemic levels vs. 1Q’23
- Average daily demo activity grew ~13% year-over-year
- Margin improvement due to efficient execution of higher volume activity

[1] Excludes the impact of foreign exchange rates and pass-through costs in revenues
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure
See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures
Totals may not add due to rounding

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Performance Impacted by Holiday Shift and More Activities in The Prior Year Revenues An early Easter holiday limited in-store activities, which reversed in April Tough prior year comparison with in-store remodeling activities not repeated this quarter Achieved price realization, managed costs, and controlled working capital to drive cash flow growth 1Q’24 Performance Drivers RETAILER SERVICES Adjusted EBITDA $ in millions. Y/Y growth $ in millions. Y/Y growth % margin (6)% (16)% Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding

Capitalization Summary

As of 3/31/24

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%[2]	$1,146
Senior Secured Notes	2028	6.50%	692
Other Debt[5]			5
Total Gross Debt			**$1,843**
Less: Cash and Cash Equivalents			(118)
Total Net Debt[1]			**$1,725**

4.2x Net Debt / LTM Adj. EBITDA; ~89% hedged / fixed

Maturity Schedule



$ in millions
Undrawn revolver provides available liquidity
$1,602(3)
$456
$1,146
$692
2027E
2028E
1L Term Loan
Sr. Secured Notes

No meaningful maturities for ~3 years

Equity Capitalization

- 323,894,143 Class A Common shares outstanding
- 6,600,075 Treasury shares outstanding
- 18,578,321 Warrants @ $11.50 exercise price
- 19,286,124 RSUs and PSUs[4]
- 17,375,000 Options

Cash Detail

- Cash balance of $118M[5]
- 2024 share repurchases through 3/31/24: ~$12M; ~$8M in April
  - Nearly 5M shares repurchased YTD
- 2024 voluntary debt repurchases: $51.0M (face value)

(1) Net debt is a non-GAAP financial measure and includes Other Debt of approximately $5M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,146M obligation in 2027E maturity as of 3/31/24, $456M of the borrowing capacity of Revolving Credit Facility includes $44M letter of credit
(4) PSUs represent the number of underlying shares that would be issued at Target performance levels
(5) Includes ~$5M in cash and ~$5M in debt classified and discontinued operations as of 3/31/2024
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure

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On Track with Activities Supporting IT Transformation MODERNIZE TRANSFORM DIFFERENTIATE Modernize financial systems Move to the cloud Upgrade talent management system Upgrade cybersecurity Unify front-line staffing and  scheduling Centralize billing Consolidate retail services, product demonstration  platforms Build a data and analytics  platform Create new capabilities Unlock value of data and  analytics Innovate through AI/automation CAPEX in 1Q’24 was ~$16M, below expectations but still tracking to $90M - $110M in 2024 Expect to spend $160M to $170M in CAPEX for new IT initiatives (2024 – 2026)

Impact of Strategic Actions $ in millions. $3,693 $ in millions. 2023 Revenues and Adjusted EBITDA reflect in-year impacts of divestitures including international deconsolidation Represents third party reseller, Atlas, Foodservice, Adlucent $4,225 Represents ~11 months of Advantage Smollan stake reporting Represents third party reseller, Atlas, Foodservice, Adlucent $424 Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of 2023 non-GAAP financial measures to most directly comparable GAAP measures Subtotals may not tie due to interim rounding 2023 Revenues 2023 Adj. EBITDA

Reaffirming 2024 Guidance

Strategic Action

$ in millions

	2023	Impact of Divestitures and Deconsolidation	2024 Guidance
Revenues	$4,225	$(572)	Low single digit growth
Adjusted EBITDA	$424	$(25)	Low single digit growth
Adjusted Unlev. FCF	$429		55%-65% of Adj. EBITDA
Net Interest Expense	$166		$170 - $180
CAPEX	$46		$90 - $110

Long-term net leverage target less than 3.5x

Commentary

- Management anticipates a greater weight on 2H Adjusted EBITDA performance, with emphasis on price realization in response to labor inflation and rebuild of sampling and demonstration activity
- Investing heavily behind IT in both ERP and data modernization to drive speed and efficiency
- Maintain financial discipline to drive operating efficiencies and retain working capital benefits
- Continue efforts to transform the business to increase focus and resources on core capabilities; ongoing evaluation of opportunities to simplify portfolio to reduce debt
- Share repurchases expected to help offset employee incentive-related dilution; repurchased ~3M shares in 1Q'24 and ~2M shares in April

Strategic actions include in-year impact of $198 million for divestitures in 2023 and 2024 through April and $374M for deconsolidation of revenues for the reduced stake in the European joint venture
See the Appendix for a reconciliation of 2023 non-GAAP financial measures to the most comparable GAAP measure

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Simplify Advantage to Focus on Core Capabilities 10/27/23 Divested Atlas Technology Group ~$10M in proceeds at value accretive multiple; Collaborating with Crisp through the cloud-based data-sharing platform to empower and improve services for clients 11/30/23 Reduced stake in Advantage Smollan Limited 60% to a 49.6% minority position in exchange for cash and other considerations 1/31/24 Divested foodservice businesses ~$100M in proceeds w/ 7.5% stake in Acxion Foodservice, an industry-leading brokerage and marketing agency in partnership with KeyImpact; Advantage has a seat on the Acxion BoD 1/31/24 Collaboration with Tata Consultancy Services Modernizing IT support services with best-in-class provider 1/31/24 Collaboration with Genpact Creating an innovative, proprietary digital solution to streamline and automate processes behind Advantage business process optimization and administrative services 5/1/24 Divested Adlucent BarkleyOKRP acquired Adlucent, a performance media activation business with leading digital platforms, brands and retailers

Appendix

Non-GAAP Reconciliation (1/6) Net income to adjusted ebitda from continuing and discontinued operations

Non-GAAP Reconciliation (2/6) Operating income from continuing and discontinued operations to adjusted ebitda by segment

Non-GAAP Reconciliation (3/6) Revenues to Revenues net of pass-through costs

Non-GAAP Reconciliation (4/6) LTM adjusted ebitda and net debt

Non-GAAP Reconciliation (5/6) Cash flow to adjusted unlevered free cash flow

NON-GAAP RECONCILIATION *(6/6)*

Note: Numerical figures included in this slide have been subject to rounding adjustments

a. Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. ("Topco") made to one of the equity holders of Topco and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.

b. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions.

c. Represents fees and costs associated with activities related to our acquisitions, divestitures and related reorganization activities including professional fees, due diligence, and integration activities.

d. Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.

e. Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.

f. Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.

g. Represents (i) cash receipts from an insurance policy for claims related to the Take 5 Matter, and (ii) costs associated with the Take 5 Matter, primarily, professional fees and other related costs.

h. Represents non-cash compensation expense related to the 2020 Incentive Award Plan and the 2020 Employee Stock Purchase Plan.

i. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

j. Represents unaudited periods April 1, 2023 to March 31, 2024 to sum up to last twelve months of financials (summations are unaudited).

k. Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities.

l. Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.

m. Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions

n. Represents cash paid or (cash received) for (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (b) benefits received from government grants for COVID-19 relief.

o. Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.

p. Pass-through costs are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs.

q. Adjusted EBITDA and Adjusted EBITDA by Segment are inclusive of discontinued operations.

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Thank you